Exhibit 99.2 Investor Presentation Fourth Quarter 2025 March 19, 2026

Disclaimer Forward-Looking Statements This investor presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this press release, including statements concerning Duluth Trading’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein, including statements under the heading “Fiscal 2026 Outlook” are forward-looking statements. You can identify forward looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “forecasted,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading’s current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading’s control. Duluth Trading’s expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2025 and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. These risks and uncertainties include, but are not limited to, the following: the impact of inflation and measures to control inflation on our results of operations; the prolonged effects of economic uncertainties on store and website traffic; the susceptibility of the price and availability of our merchandise to international trade conditions including tariffs; changes in U.S. and non-U.S. laws affecting the importation and taxation of goods, including imposition of unilateral tariffs on imported goods; our ability to secure the personal and/or financial information of our customers and employees; disruptions to our distribution network, supply chains and operations; failure to effectively manage inventory levels; our ability to maintain and enhance a strong brand and sub-brand image; adapting to declines in consumer confidence, inflation and decreases in consumer spending; disruptions to our e-commerce platform; our ability to meet customer delivery time expectations; our ability to properly allocate inventory throughout our distribution network to fulfill customer demand; our failure to meet our debt covenant ratios; natural disasters, unusually adverse weather conditions, boycotts, prolonged public health crises, epidemics or pandemics and unanticipated events; generating adequate cash from our existing stores and direct sales to support our growth; the impact of changes in corporate tax regulations and sales tax; identifying and responding to new and changing customer preferences; the success of the locations in which our stores are located; effectively relying on sources for merchandise located in foreign markets; transportation delays and interruptions, including port congestion; our inability to timely and effectively obtain shipments of products from our suppliers and deliver merchandise to our customers; the inability to maintain the performance of our maturing store portfolio; our inability to deploy marketing tactics and commit adequate resources to support marketing in order to retain and attract new customers; our ability to successfully open new stores; effectively adapting to new challenges associated with our expansion into new geographic markets; competing effectively in an environment of intense competition or elevated promotions; our ability to adapt to significant changes in sales due to the seasonality of our business; price reductions or inventory shortages resulting from failure to purchase the appropriate amount of inventory in advance of the season in which it will be sold; the potential for further increases in price and lack of availability of raw materials; our dependence on third-party vendors to provide us with sufficient quantities of merchandise at acceptable prices; failure of our vendors and their manufacturing sources to use acceptable labor or other practices; our dependence upon key executive management or our inability to hire or retain the talent required for our business; increases in costs of fuel or other energy, transportation or utility costs and in the costs of labor and employment; failure of our information technology systems to support our current and growing business, before and after our planned upgrades; disruptions in our supply chain and fulfillment centers; our inability to protect our trademarks or other intellectual property rights; infringement on the intellectual property of third parties; acts of war, terrorism or civil unrest; the impact of governmental laws and regulations and the outcomes of legal proceedings; failure to comply with data privacy regulation; our ability to comply with the security standards for the credit card industry; our failure to maintain adequate internal controls over our financial and management systems; acquisition, disposition, and development risks; and other factors that may be disclosed in our SEC filings or otherwise. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. 2

Disclaimer Non-GAAP Measurements Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this release, including the tables attached hereto, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), Free Cash Flow and Forecasted Adjusted EBITDA. See attached table “Reconciliation of Net Income (Loss) to EBITDA and EBITDA to Adjusted EBITDA,” for a reconciliation of net (loss) income to EBITDA and EBITDA to Adjusted EBITDA for the three months and fiscal year ended February 1, 2026, versus the three months and fiscal year ended February 2, 2025, “Free Cash Flow” as a liquidity measure for the fiscal years ended February 1, 2026 and February 2, 2025, “Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) and Adjusted Net Income (Loss) to Adjusted EPS” for a reconciliation of net income (loss) to adjusted net income (loss) and adjusted net income (loss) to adjusted EPS for the three months and fiscal years ended February 1, 2026 and February 2, 2026 and “Reconciliation of Forecasted Net Loss to Forecasted EBITDA and Forecasted EBITDA to Forecasted Adjusted EBITDA” for a reconciliation of forecasted net loss to EBITDA and EBITDA to Adjusted EBITDA for the fiscal year ended January 31, 2027. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization’s financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment. Adjusted Net Income (Loss) and Adjusted EPS is a metric used by management and frequently used by the financial community, which provides insight into the effectiveness of our business strategies and to compare our performance against that of peer companies. Adjusted Net Income (Loss) and Adjusted EPS excludes restructuring expenses and impairment expenses that are not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results. 3

OUR GREATER PURPOSE “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” OUR MISSION STATEMENT “We build high-quality, solution-based products for work, play and every day. We craft our raw materials – unique brands, durable products, standout customer service, and a No Bull Guarantee – into industry-leading consumer experiences. Job done right means we never forget that “there’s gotta be a better way.”

Secret Sauce Better Innovation Long, colorful history of product innovation and solution-based design Better Marketing Distinctive marketing made to break through the clutter and drive buying Better Customer Experiences Outstanding and engaging customer experience 6

FINANCIAL REVIEW

Year Ended February 1, 2026 Summary: ● Net loss reduced to $16.2 million compared to a net loss of $43.6 million in the prior year. 1 ● Reported EPS loss of $0.47; and adjusted EPS loss of $0.43 adjusted for restructuring and impairment expenses of $1.4 million, net of tax. 2 ● Adjusted EBITDA increased $10.3 million from the prior year to $24.9 million. ● Full year positive Free Cash Flow of $16.6 million, an improvement of $41.8 million compared to the prior year 1 See Reconciliation of net income / (loss) to adjusted net income / (loss) and adjusted net income / (loss) to adjusted EPS on slide 17 2 See Reconciliation of net income / (loss) to EBITDA and EBITDA to Adjusted EBITDA on slide 16 8

53.0% 3.5% 8.1% (1.4%) 3.7% Three Months Ended February 1, 2026 (10.5%) 7.4% Margin Margin Margin 44.1% 1,2 Adjusted Net Net Sales Gross Profit Adjusted EBITDA 3,4 Income / (Loss) ($ in millions) ($ in millions) ($ in millions) ($ in millions) 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses 2 See Reconciliation of net income / (loss) to EBITDA and EBITDA to Adjusted EBITDA on slide 16 3 Excludes net income / (loss) attributable to noncontrolling interest. 4 See Reconciliation of net income / (loss) to adjusted net income / (loss) on slide 17 9

53.4% 2.3% 4.4% (5.6%) (2.7%) Twelve Months Ended February 1, 2026 (9.8%) (2.2%) Margin Margin Margin 49.2% 1,2 Adjusted Net Net Sales Gross Profit Adjusted EBITDA 3,4 Income / (Loss) ($ in millions) ($ in millions) ($ in millions) ($ in millions) 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses 2 See Reconciliation of net income / (loss) to EBITDA and EBITDA to Adjusted EBITDA on slide 16 3 Excludes net income / (loss) attributable to noncontrolling interest. 4 See Reconciliation of net income / (loss) to adjusted net income / (loss) on slide 17 10

Balance Sheet, Liquidity and Free Cash Flow 1,2 3 Debt to Capital Free Cash Flow ($ in millions) As of February 1, 2026 Cash and Cash Equivalents $16.3 Debt: Line of Credit $0.0 Term Loan $0.0 Total Debt $0.0 Total Shareholders’ Equity $166.1 Total Capitalization $182.4 Debt to Capital ratio 0.0% 1 Debt balances do not include TRI Holdings, LLC, a variable interest entity that is consolidated for reporting purposes 2 The Asset Based Lending Agreement extends to 2030 and provides for borrowings of up to $125.0 million 3 See Reconciliation of Free Cash Flow on slide 16 11

Net Sales and Adjusted EBITDA 1 Adjusted to reflect the add-back of long-term incentive, restructuring, and impairment expenses. 12

Capital Expenditures Salt Lake 4 New 2 New Logistics Adairsville FC Stores City FC Stores Productivity 1 New Website Digital Technology Roadmap Store re-platform 13 Initiatives Capital Expenditures ($ in millions)

Fiscal 2026 Outlook ($ in millions) 2025 2026 Guidance Reconciliation to 2026 Forecasted Adj. EBITDA ($ in millions) Net Sales $565.2 $540 to $560 Fiscal Year Ended January 31, 2027 Adj. EBITDA $24.9 $26 to $30 Forecasted ($ in millions) Low High 1 CAPEX 17.8 12.0 Net Loss $(11.8) $(7.5) (+) Depreciation and amortization 25.2 25.2 (+) Amortization of internal-use software 4.8 4.8 hosting subscription implementation costs (+) Interest expense 3.8 3.5 (+) Income tax expense 0.2 0.2 EBITDA $22.2 $26.2 (+) Long-term incentive expense 3.8 3.8 Forecasted Adjusted EBITDA ($ in millions) $26.0 $30.0 1 2025 and 2026 inclusive of software hosting implementation costs which are included in Prepaid expenses & other current assets on the Company’s Consolidated Balance Sheets. 14

THANK YOU

Appendix Reconciliation to 2025 Adjusted EBITDA and Free Cash Flow Adjusted EBITDA Free Cash Flow Three Months Ended Twelve Months Ended Twelve Months Ended February February February February February 1, February 2, ($ in millions) ($ in millions) 1, 2026 2, 2025 1, 2026 2, 2025 2026 2025 Net cash used in operating Net Income / (Loss) $7.8 $(5.6) $(16.2) $(43.6) $24.2 $(16.9) activities (+) Depreciation and Purchases of property 5.9 7.6 25.5 31.1 (7.6) (8.3) amortization and equipment (+) Amortization of Free Cash Flow $16.6 $(25.2) internal-use software (non-GAAP) 1.2 1.4 4.7 5.3 hosting subscription implementation costs (+) Interest expense 1.0 1.3 5.2 4.6 (+) Income tax expense 0.4 0.0 1.2 2.4 (benefit) EBITDA $16.4 $4.7 $20.3 $(0.3) (+) Long-term incentive 0.7 0.8 2.8 4.2 expense (+) Impairment expense — 3.0 0.5 3.0 (+) Restructuring expense 0.4 — 1.2 7.7 Adjusted EBITDA $17.5 $8.5 $24.9 $14.6 16

Appendix Reconciliation to 2025 Adjusted Net Income / (Loss) Adjusted Net Income / (Loss) Three Months Ended Twelve Months Ended ($ in millions) February 1, 2026 February 2, 2025 February 1, 2026 February 2, 2025 Amount Per share Amount Per share Amount Per share Amount Per share Net Income / (Loss) $7.7 $0.22 $(5.6) $(0.17) $(16.4) $(0.47) $(43.7) $(1.31) (+) Restructuring expenses 0.4 0.01 — — 1.2 0.04 7.7 0.23 (+) Impairment expenses — — 3.0 0.09 0.5 0.02 3.0 0.09 Income tax effect of (0.1) (0.0) (0.7) (0.02) (0.4) (0.01) (2.5) (0.07) impairment Adjusted net income / (loss) $8.0 $0.23 $(3.3) $(0.10) $(15.0) $(0.43) $(35.4) $(1.06) 17